HOTCHKIS AND WILEY FUNDS
Transactions Subject to Rule 10f-3
Period July 1, 1999 through December 31, 1999

BALANCED FUND

Name of Issuer:                     Ford Motor Credit Co.
                                    ---------------------
Type of Security:                   Global Notes
Trade Date:                         10/21/1999
Maturity Date:                      10/28/2009
Interest Rate:                      7.375%
Total Shares/Par Purchased:         $900,000
Total Purchase:                     $898,308
Aggregate shares/par of offering:   $5,000,000,000
Aggregate value of offering:        $4,990,600,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Banc of America Securities LLC
                                    Morgan Stanley Dean Witter
                                    Bear Stearns & Co., Inc
                                    Chase Securities, Inc.
                                    Deutsche Bank Securities, Inc.
                                    Lehman Brothers
                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Salomon Smith Barney
                                    Warburg Dillon Read

EQUITY INCOME FUND

Name of Issuer:                     United Parcel Service
                                    ---------------------
Type of Security:                   Common stock
Trade Date:                         11/10/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             6,800
Total Purchase:                     340,000
Aggregate shares of offering:       109,400,000
Aggregate value of offering:        $5,470,000,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Goldman Sachs & Co.
                                    Merrill Lynch & Co.



SMALL CAP FUND

Name of Issuer:                     Expedia
                                    -------
Type of Security:                   Common stock
Trade Date:                         11/10/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             400
Total Purchase:                     $5,600
Aggregate shares of offering:       5,200,000
Aggregate value of offering:        $72,800,000
Securities acquired from:           Goldman Sachs
Underwriting Syndicate's Members:   Goldman Sachs
                                    Morgan Stanley Dean Witter
                                    Merrill Lynch & Co.

Name of Issuer:                     Agilent Technologies
                                    --------------------
Type of Security:                   Common Stock
Trade Date:                         11/17/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             1,400
Total Purchase:                     $42,000
Aggregate shares of offering:       72,000,000
Aggregate value of offering:        $2,160,000,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Goldman Sachs & Co.
                                    Merrill Lynch & Co.

INTERNATIONAL FUND

Name of Issuer:                     Portugal Telecom
                                    ----------------
Type of Security:                   Common stock
Trade Date:                         7/12/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             114,700
Total Purchase:                     4,301,250 Euro
Aggregate shares of offering:       22,868,446
Aggregate value of offering:        857,566,725 Euro
Securities acquired from:           Warburg Dillon Read
Underwriting Syndicate's Members:   Merrill Lynch International
                                    Warburg Dillon Read LLC
                                    BES Investimento




Name of Issuer:                     Clarica Life Insurance
                                    ----------------------
Type of Security:                   Common stock
Trade Date:                         7/14/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             170,340
Total Purchase:                     3,491,970 CAD
Aggregate shares of offering:       42,189,684
Aggregate value of offering:        864,888,522 CAD
Securities acquired from:           Goldman Sachs & Co.
Underwriting Syndicate's Members:   Goldman Sachs & Co.
                                    Nesbitt Burns Inc.
                                    Merrill Lynch & Co.
                                    Newcrest Capital Inc.
                                    RBC Dominion Securities Inc.
                                    Scotia McLeod Inc.

Name of Issuer:                     Manulife
                                    --------
Type of Security:                   Common stock
Trade Date:                         9/24/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             1,050,520
Total Purchase:                     18,909,360 CAD
Aggregate shares of offering:       138,335,616
Aggregate value of offering:        2,490,041,088 CAD
Securities acquired from:           Credit Suisse First Boston
Underwriting Syndicate's Members:   Credit Suisse First Boston
                                    Merrill Lynch & Co.
                                    Scotia Capital Markets

GLOBAL EQUITY FUND

Name of Issuer:                     Portugal Telecom
                                    ----------------
Type of Security:                   Common stock
Trade Date:                         7/12/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             500
Total Purchase:                     18,750 Euro
Aggregate shares of offering:       22,868,446
Aggregate value of offering:        857,566,725 Euro
Securities acquired from:           Warburg Dillon Read
Underwriting Syndicate's Members:   Merrill Lynch International
                                    Warburg Dillon Read LLC
                                    BES Investimento




Name of Issuer:                     Clarica Life Insurance
Type of Security:                   Common stock
Trade Date:                         7/14/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             960
Total Purchase:                     19,680 CAD
Aggregate shares of offering:       42,189,684
Aggregate value of offering:        864,888,522 CAD
Securities acquired from:           Goldman Sachs & Co.
Underwriting Syndicate's Members:   Goldman Sachs & Co.
                                    Nesbitt Burns Inc.
                                    Merrill Lynch & Co.
                                    Newcrest Capital Inc.
                                    RBC Dominion Securities Inc.
                                    Scotia McLeod Inc.

Name of Issuer:                     Manulife
                                    --------
Type of Security:                   Common stock
Trade Date:                         9/24/1999
Maturity Date:                      not applicable
Interest Rate:                      not applicable
Total Shares Purchased:             5,690
Total Purchase:                     102,420 CAD
Aggregate shares of offering:       138,335,616
Aggregate value of offering:        2,490,041,088 CAD
Securities acquired from:           Credit Suisse First Boston
Underwriting Syndicate's Members:   Credit Suisse First Boston
                                    Merrill Lynch & Co.
                                    Scotia Capital Markets

LOW DURATION FUND

Name of Issuer:                     Cox Communication
                                    -----------------
Type of Security:                   Corporate Notes
Trade Date:                         8/10/1999
Maturity Date:                      8/15/2000
Interest Rate:                      6.04%
Total Shares/Par Purchased:         $8,000,000
Total Purchase:                     $8,000,000
Aggregate shares/par of offering:   $525,000,000
Aggregate value of offering:        $525,000,000
Securities acquired from:           Chase Securities
Underwriting Syndicate's Members:   Chase Securities
                                    Merrill Lynch & Co.
                                    ABN Amro
                                    Bank of New York Capital Markets
                                    Credit Suisse First Boston
                                    First Union Capital Markets
                                    JP Morgan Securities
                                    Morgan Stanley Dean Witter
                                    Utendahl Capital Partners LP
                                    Wachovia Securities Inc.

Name of Issuer:                     Safeway Inc.
                                    ------------
Type of Security:                   Corporate Notes
Trade Date:                         9/8/1999
Maturity Date:                      9/15/2002
Interest Rate:                      7.00%
Total Shares Purchased:             $6,950,000
Total Purchase:                     $6,924,077
Aggregate shares of offering:       $600,000,000
Aggregate value of offering:        $597,762,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Merrill Lynch & Co.
                                    Banc of America Securities LLC
                                    Chase Securities
                                    Credit Suisse First Boston
                                    Deutsche Banc Alex Brown
                                    Goldman Sachs & Co
                                    Lehman Brothers
                                    Salomon Smith Barney
                                    Utendahl Capital Partners LP

SHORT-TERM INVESTMENT FUND

Name of Issuer:                     Cox Communication
                                    -----------------
Type of Security:                   Corporate Notes
Trade Date:                         8/10/1999
Maturity Date:                      8/15/2000
Interest Rate:                      6.04%
Total Shares/Par Purchased:         $1,000,000
Total Purchase:                     $1,000,000
Aggregate shares/par of offering:   $525,000,000
Aggregate value of offering:        $525,000,000
Securities acquired from:           Chase Securities
Underwriting Syndicate's Members:   Chase Securities
                                    Merrill Lynch & Co.
                                    ABN Amro
                                    Bank of New York Capital Markets
                                    Credit Suisse First Boston
                                    First Union Capital Markets
                                    JP Morgan Securities
                                    Morgan Stanley Dean Witter
                                    Utendahl Capital Partners LP
                                    Wachovia Securities Inc.



Name of Issuer:                     Safeway Inc.
                                    ------------
Type of Security:                   Corporate Notes
Trade Date:                         9/8/1999
Maturity Date:                      9/15/2002
Interest Rate:                      7.00%
Total Shares Purchased:             $500,000
Total Purchase:                     $498,135
Aggregate shares of offering:       $600,000,000
Aggregate value of offering:        $597,762,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Merrill Lynch & Co.
                                    Banc of America Securities LLC
                                    Chase Securities
                                    Credit Suisse First Boston
                                    Deutsche Banc Alex Brown
                                    Goldman Sachs & Co
                                    Lehman Brothers
                                    Salomon Smith Barney
                                    Utendahl Capital Partners LP

TOTAL RETURN BOND FUND

Name of Issuer:                     Bombardier Capital Ltd
                                    ----------------------
Type of Security:                   Corporate Bonds
Trade Date:                         8/18/1999
Maturity Date:                      8/15/2004
Interest Rate:                      7.5%
Total Shares Purchased:             $2,000,000
Total Purchase:                     $1,994,020
Aggregate shares of offering:       $300,000,000
Aggregate value of offering:        $299,103,000
Securities acquired from:           Nations Bank
Underwriting Syndicate's Members:   JP Morgan Securities
                                    Banc of American Securities
                                    Chase Securities
                                    Deutsche Banc Alex Brown
                                    First Union Capital Markets
                                    Merrill Lynch & Co.




Name of Issuer:                     Safeway Inc.
                                    ------------
Type of Security:                   Corporate Notes
Trade Date:                         9/8/1999
Maturity Date:                      9/15/2002
Interest Rate:                      7.00%
Total Shares Purchased:             $1,000,000
Total Purchase:                     $996,270
Aggregate shares of offering:       $600,000,000
Aggregate value of offering:        $597,762,000
Securities acquired from:           Morgan Stanley Dean Witter
Underwriting Syndicate's Members:   Morgan Stanley Dean Witter
                                    Merrill Lynch & Co.
                                    Banc of America Securities LLC
                                    Chase Securities
                                    Credit Suisse First Boston
                                    Deutsche Banc Alex Brown
                                    Goldman Sachs & Co
                                    Lehman Brothers
                                    Salomon Smith Barney
                                    Utendahl Capital Partners LP